Exhibit 10.63

8 West 40th Street, 14th Floor
New York, NY 10018
February 20, 2020
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT to the Loan and Security Agreement dated as of January 31, 2020 (the “Amendment”) is entered into by and among STAR REAL ESTATE HOLDINGS USA, INC., a Delaware corporation, 300 PARK STREET, LLC, a Delaware limited liability company, 947 WATERFORD ROAD, LLC, a Delaware limited liability company, and 56 MECHANIC FALLS ROAD, LLC, a Delaware limited liability company, as Borrowers (“Borrowers”), and GERBER FINANCE INC., a New York corporation (“Lender”).
RECITALS
Borrowers and Lender are parties to a Loan and Security Agreement dated as of January 31, 2020 (as amended, modified, restated or supplemented from time to time, the “Loan Agreement”) pursuant to which Lender provides financial accommodations to Borrowers.
Borrowers and Lender have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:
1.Amendments. Upon the terms and subject to the conditions set forth in this Amendment, the Loan Agreement is hereby amended as follows:

II.	LOANS

2.1	Credit Advance.

(i)Subject to the terms and conditions set forth herein on the Closing Date, Lender shall make a credit advance (the “Credit Advance”) to the Borrowers which will not exceed the Borrowing Base and (i) $2,000,000 thereof shall be used for working capital of KBS Builders, Inc. (the “KBS Advance”) and (ii) $800,000 thereof shall be used for working capital of EdgeBuilder, Inc. and Glenbrook Building Supply, Inc. (the “EBGL Advance”).

The Credit Advance will be deposited into the account of Star Real Estate Holdings USA, Inc. maintained at Lender for ongoing use of the Borrowers as herein provided.

(ii)Notwithstanding the limitations set forth above, as herein provided. Lender retains the right to lend Borrowers from time to time such amounts in excess of such limitations as Lender may determine in its sole discretion and to treat it as a Credit Advance.

(iii)Each Borrower acknowledges that the exercise of Lender’s discretionary rights hereunder may result during the term of this Agreement in one or more increases or decreases in the advance percentage used in determining Real Estate Availability and each Borrower hereby consents to any such increases or decreases which may limit or restrict advances requested by Borrower.

(iv)If any Borrower does not pay any interest, fees, costs or charges to Lender when due, Borrowers shall thereby be deemed to have requested, and Lender is hereby authorized at its discretion to make and charge to any Borrower’s account, a Credit Advance as of such date in an amount equal to such unpaid interest, fees, costs or charges.

(v)If any Credit Party at any time fails to perform or observe any of the covenants contained in this Agreement or any other Credit Document, Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of such Credit Party (or, at Lender’s option, in Lender’s name) and may, but need not, take any and all other actions which Lender may deem necessary to cure or correct such failure (including the payment of taxes, the satisfaction of Liens, the performance of obligations owed to Account Debtors, lessors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments). The amount of all monies expended and all costs and expenses (including attorneys’ fees and legal expenses) incurred by Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by Lender shall be charged to any Borrower’s account as a Credit Advance and added to the Obligations. To facilitate Lender’s performance or observance of such covenants of Credit Parties, each Credit Party hereby irrevocably appoints Lender, or Lender’s delegate, acting alone, as such Credit Party’s attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of such Credit Party any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed delivered or endorsed by such Credit Party.

(vi)Lender is authorized by Borrowers to record on its books or records the date, principal amount, amount and date of all payments of principal of and interest on each Loan, and the outstanding principal balance of the Loans and such recordation shall constitute prima facie evidence as to all such information contained therein. Lender shall provide Borrowing Representative on a monthly basis with a statement and accounting of such recordations but any failure on the part of Lender to keep such recordation (or any errors therein) or to send a statement thereof to Borrowing Representative shall not limit or otherwise affect the obligation of any Borrower to repay (with applicable interest) any Loans. Except to the extent that Borrowing Representative shall, within thirty (30) days after such statement and accounting is sent, notify Lender in writing of any objection any Borrower may have thereto (stating with particularity the basis for such objection), such statement and accounting shall be deemed final, binding and conclusive upon Borrowers, absent manifest error. The Loans made by Lender will be evidenced by a Note. Each Borrower will execute the Note simultaneously with the execution of this Agreement.

III.	REPAYMENT
3.1 Repayment of the Credit Advance.
(a) The principal of the KBS Advance shall be repaid in sixty (60) consecutive equal monthly installments together with interest on the first (1st) day in each calendar month, commencing February 1, 2020, and in a final installment on January 1, 2025, when the unpaid balance of principal and any accrued interest is due and payable. The principal of the EBGL Advance shall be repaid as follows: (i) $500,000 to be repaid in twelve (12) consecutive equal monthly installments together with interest on the first (1st) day in each calendar month, commencing February 1, 2020 and in a final installment on January 1, 2021 when the unpaid balance of principal and any accrued interest is due and payable; and (ii) $300,000 to be paid as one lump sum on or before April 30, 2020. Notwithstanding the foregoing, the Credit Advance matures and is due and payable, in full, upon an Event of Default or upon the Maturity Date. Borrowers shall be required to make a mandatory repayment hereunder at any time that the aggregate outstanding principal balance of the Credit Advance made by Lender to Borrowers hereunder is in excess of the Borrowing Base, in an amount equal to such excess. Any payments of principal, interest, fees or any other amounts payable hereunder or under any Credit Document shall be made prior to 12:00 noon (New York time) on the due date thereof in immediately available funds. Upon the expiration of the Term, all unpaid principal, interest, fees and other charges owed Lender under this Agreement or any other Credit Document becomes immediately due and payable. Borrowers may prepay the Credit Advance and any other amounts payable hereunder, including those provided in Section 11.1, on one (1) Business Day’s prior notice to Lender provided that simultaneously the Credit Parties to the EBGL Credit Facility pay to Lender the EBGL Credit Facility in full and all fees, expenses payable in connection therewith.

2.Conditions of Effectiveness. This Amendment shall become effective February 20, 2020 upon satisfaction of the following condition precedent:

(a)Lender shall have received this Amendment duly executed on behalf of Borrower.
(b)Lender shall have received a fee in amount of $3,000 in connection with this Amendment.

3.Representations and Warranties. Borrower hereby represents and warrants as follows:

(a)This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Credit Party and are enforceable against such Borrower in accordance with their respective terms.

(b)Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby.

(c)No Event of Default or Default would exist after giving effect to this Amendment.

(d)No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

4.Effect on the Loan Agreement.

(a)Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other Credit Documents; but in the event that any terms or condition set forth in this Amendment conflict with any term or condition set forth in Loan Agreement, the term or condition set forth herein shall control.

5.Expenses. The Borrower agrees to pay or reimburse the Lender for all reasonable costs and expenses including, without limitation, legal fees and disbursements, incurred by the Lender in connection with the preparation, negotiation, execution, delivery, administration and enforcement of this Amendment.

6.Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:
STAR REAL ESTATE HOLDINGS USA, INC.,
By: /s/ David J. Noble
Name: David J. Noble
Title: CFO
300 PARK STREET, LLC
By: /s/ David J. Noble
Name: David J. Noble
Title: CFO
947 WATERFORD ROAD, LLC,
By: /s/ David J. Noble
Name: David J. Noble
Title: CFO
56 MECHANIC FALLS ROAD, LLC
By: /s/ David J. Noble
Name: David J. Noble
Title: CFO

LENDER:
GERBER FINANCE INC.
By: /s/ Kevin McGarry
Name: Kevin McGarry
Title: CCO